UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification number)

The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW, United Kingdom
(Address of principal executive offices)

Registrant's telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2021 annual general meeting of shareholders on May 14, 2021. There were 167,676,097 ordinary shares issued and outstanding at the close of business on March 19, 2021 and entitled to vote at the annual general meeting. A total of 154,681,120 ordinary shares (92.24%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Elect Director Nominees

To elect ten director nominees for one-year terms expiring on completion of the 2022 annual general meeting of shareholders. Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jerry W. Burris	143,922,131	2,544,403	253,056	7,961,530
Susan M. Cameron	144,331,049	2,135,641	252,900	7,961,530
Michael L. Ducker	144,287,995	2,170,003	261,592	7,961,530
Randall J. Hogan	145,293,708	1,165,520	260,362	7,961,530
Ronald L. Merriman	146,147,222	312,892	259,476	7,961,530
Nicola Palmer	146,246,691	216,975	255,924	7,961,530
Herbert K. Parker	143,344,031	3,116,428	259,131	7,961,530
Greg Scheu	146,237,192	222,242	260,156	7,961,530
Beth A. Wozniak	146,286,521	189,907	243,162	7,961,530
Jacqueline Wright	145,522,748	951,145	245,697	7,961,530

Proposal 2. — Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers

To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved, by non-binding advisory vote, by shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,640,626	25,499,285	1,579,679	7,961,530

Proposal 3. — Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor of nVent Electric plc and to Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration

To ratify, by non-binding advisory vote, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2021 and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the independent auditor’s remuneration. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
153,832,354	566,615	282,151

Proposal 4. — Authorize the Price Range at Which nVent Electric plc Can Re-allot Shares It Holds as Treasury Shares Under Irish Law

To authorize the price range at which the Company can re-allot shares it holds as treasury shares under Irish law. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions
153,658,666	278,114	744,340

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 17, 2021.

nVent Electric plc
Registrant

By:	/s/ Jon D. Lammers
Jon D. Lammers
Executive Vice President, General Counsel and
Secretary